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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 5, 2004



                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

      MISSOURI                          0-20600                  43-1311101
   (State or other                 (Commission File           (I.R.S. Employer
   jurisdiction of                      Number)                Identification
    organization)                                                  Number)

   3101 MCKELVEY ROAD
   ST. LOUIS, MISSOURI                                             63044
   (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code: (314) 291-5110




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ITEM 9.           REGULATION FD DISCLOSURE.

                  On August 5, 2004, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing the restarting of two of the five installed production lines at its Abilene, Texas facility and that it expects to have all five lines operating at peak capacity within the following two months. A copy of the press release is attached hereto and incorporated herein as Exhibit 99. This Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable
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                  (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 10, 2004

                                        ZOLTEK COMPANIES, INC.



                                        By   /s/ KEVIN SCHOTT
                                           ------------------------------------
                                           Kevin Schott
                                           Chief Financial Officer




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                                EXHIBIT INDEX

 Exhibit
 Number                         Description
 ------                         -----------

   99                Press Release, dated August 5, 2004.






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